EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Acorda Therapeutics, Inc. (the “Company”) for the fiscal quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Ron Cohen, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2010	/s/RON COHEN
Ron Cohen, Chief Executive Officer
(Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to Acorda Therapeutics, Inc. and will be retained by Acorda Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]